UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2026

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-42552	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 W. 76th Street, Suite 118,	Eden Prairie,	Minnesota	55344
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(952)	656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

On October 28, 2026, Sanuwave Health, Inc., a Nevada corporation (the “Company”), entered into Amendment No. 1 to Credit Agreement and Waiver (the “Amendment”) to the credit agreement (the “Credit Agreement”), dated as of September 25, 2025, among the Company, as a borrower, Sanuwave, Inc., as a guarantor, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which (i) the lenders waived any default or event of default that has arisen or may arise from the fixed charge coverage ratio for the twelve-month period ending September 30, 2026, being below the level required by the Credit Agreement, (ii) the lenders under the Credit Agreement are now required to provide written consent for any Permitted Acquisition (as defined in the Credit Agreement) or the use of any Restricted Payments (as defined in the Credit Agreement) to repurchase the Company’s outstanding equity, subject to certain exceptions set forth in the Amendment, and (iii) the amount of permitted other secured indebtedness and the amount of permitted subsidiary investments were each lowered from $500,000 to $250,000. The Company also agreed to pay a $5,000 amendment fee.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.
Item 9.01              Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Credit Agreement and Waiver, dated as of October 28, 2026, by and among Sanuwave Health, Inc., Sanuwave, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: October 28, 2026	By:	/s/ Morgan C. Frank
	Name:	Morgan C. Frank
	Title:	Chief Executive Officer
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